                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 1996

                        Crown Cork & Seal Company, Inc.
            (Exact name of Registrant as specified in its charter)


Pennsylvania                     1-2227              23-1526444
(State or other             (Commission          (IRS Employer
jurisdiction of             File Number)         Identification No.)
incorporation)

9300 Ashton Road, Philadelphia, PA                     19136
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (215) 698-5100
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Item 5.  Other Events.

     On September 26, 1996, Crown Cork & Seal Company, Inc. ("Crown") issued a News Release (the "News Release") announcing that it has filed a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission to offer for sale shares of its Crown Common Stock and Crown 4.5% Convertible Preferred Stock owned by Compagnie Generale d'Industrie et de Participations ("CGIP"). CGIP has announced its intention to sell 9,250,000 shares of Crown Common Stock and 3,000,000 shares of Crown 4.5% Convertible Preferred Stock, excluding additional shares which may be issued upon exercise of 15% over-allotment underwriters' options with respect to each offering. In connection therewith, Crown and CGIP entered into a letter agreement (the "Letter") clarifying the rights and obligations of each of them pursuant to the Shareholders Agreement between them. Copies of the News Release and the Letter are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.






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Item 7.   Financial Statement and Exhibits

          (b)    Pro Forma Financial Information

                 In connection with the Registration Statement, Crown hereby files and incorporates herein by reference from Exhibit 99.3 of this Form 8-K, the unaudited pro forma consolidated condensed statements of operations of Crown and CarnaudMetalbox for the six months ended June 30, 1996 and 1995, and unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1995 updated from that included in Crown's Current Report on Form 8-K/A filed on May 7, 1996.

          (c)    The following exhibits are filed as part of this report on Form
                 8-K:

                 99.1 Crown Cork & Seal Company, Inc. News Release dated September 26, 1996.

                 99.2 Letter agreement between Crown Cork & Seal Company, Inc. and Compagnie Generale d'Industrie et de Participations.

                 99.3 Unaudited pro forma consolidated condensed financial statements of Crown and CarnaudMetalbox for the six months ended June 30, 1996 and 1995 and for the year ended December 31, 1995.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN CORK & SEAL COMPANY, INC.


                                        By /s/ Alan W. Rutherford
                                          Executive Vice President
                                          Chief Financial Officer

Date: September 26, 1996
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                                 EXHIBIT INDEX

Exhibit No.
as provided                                                      Page in
in  Item 601                                                     Sequentially
Exhibit Number              Description                          Numbered Copy


99.1                        Crown Cork & Seal Company Inc. News
                            Release dated September 26, 1996

99.2                        Letter agreement between Crown Cork
                            & Seal Company, Inc. and Compagnie
                            Generale d'Industrie et de
                            Participations.

99.3 Unaudited pro forma consolidated condensed financial statements of Crown and CarnoudMetalbox for the six months ended June 30, 1996 and 1995 and for the year ended December 31, 1995.